Exhibit 99.1

Grove Collaborative Announces 1-for-5 Reverse Stock Split

SAN FRANCISCO – May 25, 2023 – Grove Collaborative Holdings, Inc. (NYSE: GROV) (“Grove” or “the Company”), a leading sustainable consumer products company and Certified B Corp, today announced that its Board of Directors approved a reverse stock split of the Company’s common stock at a 1-for-5 ratio. On May 24, 2023, the Company’s stockholders approved a reverse stock split of the Company’s common stock using a split ratio of not less than 1-for-5 and not more than 1-for-25, with the final determination of a ratio within the split ratio range to be approved by the Company’s Board of Directors.

The reverse stock split is expected to be effective after market close on June 5, 2023 (the Effective Time). The Company’s common stock will begin trading on a split-adjusted basis on The New York Stock Exchange (NYSE) when the market opens on June 6, 2023.

At the Effective Time, every five issued and outstanding shares of the Company’s common stock will be converted into one share of the Company’s common stock. Once effective, the reverse stock split will reduce the number of shares of the Company’s class A common stock issued and outstanding from approximately 129 million to approximately 26 million, and the number of shares of the Company’s class B common stock issued and outstanding from approximately 50 million to approximately 10 million. No fractional shares will be issued in connection with the reverse stock split.

Stockholders who otherwise would be entitled to receive fractional shares will instead receive a cash payment (without interest) equal to the fractional share of post-reverse split common stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s class A common stock (as adjusted to give effect to the reverse stock split) on the NYSE during regular trading hours for each of the five consecutive trading days immediately preceding the date of the Effective Time.

All outstanding public warrants to purchase the Company’s class A common stock will be proportionately adjusted as a result of the reverse stock split in accordance with the terms of the warrants, such that every five shares of the Company’s class A common stock that may be purchased pursuant to the public warrants immediately prior to the reverse stock split now represent one share of the Company’s class A common stock that may be purchased pursuant to such warrants immediately following the reverse stock split. Correspondingly, the exercise price per share of the Company’s class A common stock attributable to such warrants immediately prior to the reverse stock split has been proportionately increased, such that the exercise price per share of the Company’s class A common stock attributable to such warrants immediately following the reverse stock split is $57.50, which equals the product of five multiplied by $11.50, the exercise price per share immediately prior to the reverse stock split. The number of shares of the Company’s class A common stock subject to the public warrants will be decreased by five times, to an aggregate of 1,610,000 shares. Proportionate adjustments will be made to the exercise prices, grant prices or purchase prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and private warrants exercisable for shares of the Company’s common stock, as well as to the number of shares issuable under the Company’s equity incentive plans, as determined by the Compensation Committee of the Company’s Board of Directors and/or in accordance with the terms of certain existing agreements, as applicable.

Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the reverse stock split. Stockholders of record will be receiving information from Continental Stock Transfer and Trust Company, the Company’s transfer agent, regarding their stock ownership post-reverse stock split. All other questions can be directed to the transfer agent, which can be reached at (800) 509-5586.

The reverse stock split does not modify any rights or preferences of the Company’s common stock. The reverse stock split will not affect the number of authorized shares of the Company’s common stock or the par value of the Company’s common stock. The reverse stock split is intended to increase the market price per share of the Company’s common stock to enhance the Company’s ability to regain compliance with the NYSE minimum share price listing rule for continued listing on the NYSE, and to improve the marketability and liquidity of the Company’s common stock. The Company will be deemed to have regained compliance with the NYSE’s continued listing standards if the price of the Company’s class A common stock remains above $1 per share for 30 trading days following the Effective Time, or by as early as July 20, 2023.

The trading symbol for the Company’s class A common stock will remain “GROV.” The new CUSIP number for the Company’s class A common stock following the reverse stock split will be 39957D201. The trading symbol and CUSIP number for the Company’s warrants will remain unchanged.

Caution Concerning Forward-Looking Statements
This press release contains "forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our ability to attain the necessary stock price levels to regain compliance with the NYSE continued listing standards or, if achieved, to continue to satisfy the NYSE’s qualitative and quantitative continued listing standards in the future, including due to the company’s financial condition or results of operations, market conditions or the market perception of the company’s business, financial condition or results of operations; a determination by the Company’s Board of Directors not to promptly implement or to abandon the proposed reverse stock split in its discretion; and other risks more fully described in the company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2023. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by our management in light of their experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Grove; Grove’s ability to successfully expand its business; competition; the uncertain effects of the COVID-19 pandemic; risks relating to growing inflation and rising interest rates; and those factors discussed in documents of Grove filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to Grove as of the date hereof, and Grove assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

About Grove Collaborative Holdings, Inc.
Launched in 2016 as a Certified B Corp, Grove Collaborative Holdings, Inc. (NYSE: GROV) is transforming consumer products into a positive force for human and environmental good. Driven by the belief that sustainability is the only future, Grove creates and curates more than 150 high-performing eco-friendly brands of household cleaning, personal care, laundry, clean beauty, baby and pet care products serving millions of households across the U.S. each year. With a flexible monthly delivery model and access to knowledgeable Grove Guides, Grove makes it easy for everyone to build sustainable routines.
Every product Grove offers — from its flagship brand of sustainably powerful home care essentials, Grove Co., plastic-free, vegan personal care line, Peach Not Plastic, and zero-waste pet care brand, Good Fur, to its exceptional third-party brands — has been thoroughly vetted against Grove’s strict standards to be beautifully effective, supportive of healthy habits, ethically produced and cruelty-free. Grove is a public benefit corporation on a mission to move Beyond Plastic™ and is available at select retailers nationwide, making sustainable home care products even more accessible. For more information, visit www.grove.com.

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